UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC  20549
                           _____________________

                                 FORM 8-K


                              CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported):  April 25, 2005
                                                      --------------


                        CAPITAL CITY BANK GROUP, INC.
                        -----------------------------
            (Exact name of registrant as specified in its charter)


       Florida                      0-13358                 59-2273542
------------------------    ------------------------    ------------------
(State of Incorporation)    (Commission File Number)      (IRS Employer
                                                        Identification No.)


   217 North Monroe Street, Tallahassee, Florida              32301
---------------------------------------------------     -----------------
      (Address of principal executive office)               (Zip Code)




   Registrant's telephone number, including area code: (850) 671-0300
                                                       --------------


        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

                        CAPITAL CITY BANK GROUP, INC.

                                   FORM 8-K
                                CURRENT REPORT

Item 2.02.  Results of Operations and Financial Condition.

     On April 26, 2005, Capital City Bank Group, Inc. ("CCBG") issued an earnings press release reporting the Company's financial results for the first quarter of 2005. A copy of the press release is attached as Exhibit
99.1 hereto and incorporated herein by reference. Such information, including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Item 8.01.  Other  Events.

     On April 25, 2005, CCBG's Board of Directors approved a 5-for-4 split of CCBG's Common Stock in the form of a 25% stock dividend. The stock dividend will be issued July 1, 2005 to shareowners of record at the close of business on June 17, 2005. The Board also increased the outstanding authorization for the repurchase of CCBG Common Stock in keeping with the stock split. A copy of the press release is attached as Exhibit 99.2 hereto and incorporated herein by reference. Such information, including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Item 9.01.  Financial Statements and Exhibits.

     (c)    Exhibits.

     Item No.      Description of Exhibit

      99.1 Press release, dated April 26, 2005, announcing the Company's financial results for the first quarter of 2005.

      99.2 Press release, dated April 26, 2005, announcing a 5-for-4 split of CCBG's Common Stock in the form of a 25% stock dividend.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CAPITAL CITY BANK GROUP, INC.


Date:  April 26, 2005                       By: /s/ J. Kimbrough Davis
       --------------                          ------------------------------
                                               J. Kimbrough Davis,
                                               Executive Vice President
                                               and Chief Financial Officer